                                                                   Exhibit 10.11

             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") is made as of this 21st day of April, 1999 by and among TRITEL PCS, INC. (formerly known as Tritel Holding Corp.), a Delaware corporation (the "Borrower"), TRITEL, INC., a Delaware corporation (the "Parent"), the Lenders (as defined in the Loan Agreement defined below) and Toronto Dominion (Texas), Inc. (the "Administrative Agent"), as administrative agent for the Lenders.

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of March 31, 1999 (the "Loan Agreement"); and

        WHEREAS, the Borrower desires to issue subordinated indebtedness pursuant to Section 7.1(g) of the Loan Agreement (the "Subordinated Debt") and to have such subordinated indebtedness guaranteed by its Subsidiaries and the Parent on a subordinated basis; and

        WHEREAS, the Borrower has requested the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to amend the Loan Agreement and to consent to the terms of the Subordinated Debt, in each case, as provided herein;

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement and further agree as follows:

        1. Amendment to Article 1, Definitions, of the Loan Agreement. Section 1.1, Defined Terms, of the Loan Agreement is hereby amended by deleting the definition "License Subs" in its entirety and by substituting, in lieu thereof, the following:

        "'License Subs' shall mean, collectively, Tritel A/B Holding Corp., Tritel C/F Holding Corp., NexCom, Inc., Clearcall, Inc., Global PCS, Inc., Clearwave, Inc., DigiNet PCS, Inc., DigiCom, Inc. and DigiCall, Inc., each a Delaware corporation, and AirCom PCS, Inc. and QuinCom, Inc., each an Alabama corporation, and any other wholly-owned Subsidiary of the Borrower designated as a License Sub by notice to the Administrative Agent, in each case, the Capital Stock of which is pledged to the Administrative Agent pursuant to a Borrower's Pledge Agreement or a Subsidiary Pledge Agreement, as appropriate; and 'License Sub' shall mean any one of the foregoing License Subs."

        2. Amendment to Article 5, Affirmative Covenants, of the Loan Agreement.
Section 5.16, License Subs, of the Loan Agreement is hereby amended by deleting such section in its entirety and by substituting, in lieu thereof, the following:

                   "Section 5.16 License Subs. At the time of any Acquisition permitted hereunder, the Borrower shall cause each of the Licenses being acquired by the Borrower or any of its Subsidiaries to be transferred to one or more License Subs, each of which License Subs shall have as its sole asset or assets the Licenses of the Borrower or any of its Subsidiaries and an agreement with the Borrower and such of its Subsidiaries subject to such License or Licenses, such that from and after such applicable date neither the Borrower nor its Subsidiaries (other than License Subs) shall hold any Licenses other than through one or more duly created and existing License Subs. The Borrower shall not permit the License Subs to have any business activities, operations, assets, Indebtedness, Guaranties or Liens (other than holding Licenses and owning the Capital Stock or other ownership interests of other License Subs, and other than pursuant to a Subsidiary Guaranty and Subsidiary Security Agreement issued in connection herewith or any Agreement referred to in the preceding sentence and other than Indebtedness to the FCC which Indebtedness may be secured as permitted by Section 7.2 hereof). Promptly after the transfer of the Licenses to the License Subs, the Borrower shall provide to the Administrative Agent copies of any required consents to such transfer from the FCC and any other governmental authority, together with a certificate of an Authorized Signatory stating that all Necessary Authorizations relating to such transfer have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation."

         3. Amendments to Article 7, Negative Covenants, of the Loan Agreement.

         (a) Section 7.1, Indebtedness of the Parent, the Borrower and the Borrower's Subsidiaries, of the Loan Agreement is hereby amended by deleting subsection 7.1(g) thereof in its entirety and by substituting, in lieu thereof, the following:

                   "(g) the Subordinated Debt, provided that (i) such Subordinated Debt (A) is issued on terms reasonably satisfactory to the Required Lenders and (B) has an aggregate initial price to investors not to exceed $250,000,000, or such greater amount as may be approved by the Required Lenders, and (ii) the proceeds of such Subordinated Debt shall be used by the Borrower solely to fund the transaction costs related to such Subordinated Debt, build-out of the Borrower's Cellular System and working capital needs and other general corporate purposes of the Borrower and its Subsidiaries related to such build-out, except to the extent provided in Section 7.6(e)(vii) hereof, or as otherwise approved by the Required Lenders;"

         (b) Section 7.5, Limitation on Guaranties, of the Loan Agreement is hereby amended by deleting such section in its entirety and by substituting, in lieu thereof, the following:

                   "Section 7.5 Limitation on Guaranties. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than: (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business; (b) Guaranties constituting Indebtedness permitted pursuant to Section 7.1 hereof; (c) a may be contained in any Loan Document; and
         (d) Guaranties by the Borrower's Subsidiaries (excluding License Subs) and the Parent of the Subordinated Debt issued under Section 7.1(g) hereof, provided that neither the Borrower's Subsidiaries nor the Parent may Guaranty such Subordinated Debt unless (i) such Subsidiaries and the Parent have also Guaranteed the Obligations pursuant to Subsidiary Guaranties or a Parent Guaranty Agreement, respectively,
         (ii) each such Guaranty of such Subordinated Debt is subordinated to such Subsidiary Guaranties or such Parent Guaranty Agreement, respectively, on terms no less favorable to the Lenders than the subordination provisions of such Subordinated Debt, and (iii) each such Guaranty of such Subordinated Debt provides for the release and termination thereof, without action by any party, upon any release and termination (except a release or termination by or as a result of payment in full of the Obligations) of such Subsidiary Guaranties or such Parent Guaranty Agreement, respectively."

         4. Consent to Terms of Subordinated Debt. Subject to the terms and conditions hereof, the Lenders hereby consent to the terms of the Subordinated Debt set forth in the description of notes attached hereto as Exhibit A and made a part hereof (or on terms substantially as set forth in the description of notes attached hereto as Exhibit A and in no event materially less favorable to the interests of the Lenders than are the terms set forth in such description of notes). On or prior to the issuance of such Subordinated Debt, the Borrower and the Parent shall provide to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, (a) certification to the Lenders (i) of the Borrower's and the Parent's compliance with Sections 7.8 through and including 7.17 of the Loan Agreement both before and after giving effect to the issuance of the Subordinated Debt, (ii) that neither a Default or an Event of Default exists or will be caused by the issuance of the Subordinated Debt, (iii) that the aggregate initial public offering price or purchase price of such Subordinated Debt does not exceed $250,000,000.00, and (iv) that the proceeds of such Subordinated Debt will be used by the Borrower solely to fund the transaction costs related to such Subordinated Debt, the build-out of the Borrower's Cellular System and working capital needs and other general corporate purposes of the Borrower and its Subsidiaries related to such build-out, except to the extent provided in Section 7.6(e)(vii) of the Loan Agreement, (b) pro forma projections both before and after giving effect to such Subordinated Debt, and (c) evidence that the documentation evidencing such Subordinated Debt shall be on the terms of such Subordinated Debt set forth in the description of notes attached hereto as Exhibit A (or on terms substantially as set forth in the description of notes attached hereto as Exhibit A and in no event materially less favorable to the interests of the Lenders than are the terms set forth in such description of notes).

         5. No Other Amendment or Waiver. Notwithstanding the agreement of the Lenders to the terms and provisions of this Amendment, the Borrower and the Parent acknowledge and expressly agree that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         6. Representations and Warranties. Each of the Borrower and the Parent hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

              (a) each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

              (b) each of the Borrower and the Parent has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

              (c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of each of the Borrower and the Parent, and this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and the Parent, enforceable against each of the Borrower and the Parent in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or the Parent); and

              (d) the execution and delivery of this Amendment and performance by each of the Borrower and the Parent under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower and/or the Parent which has not already been obtained, nor be in contravention of or in conflict with the certificate of incorporation or by-laws of either of the Borrower and the Parent, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower and/or the Parent is party or by which the Borrower's and/or the Parent's respective assets or properties are bound.

         7. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to:

              (a) the execution and delivery of this Amendment by the Borrower, the Parent, the Administrative Agent and the Required Lenders;

              (b) all of the representations and warranties of each of the Borrower and the Parent under Section 6 hereof, which are made as of the date hereof, being true and correct in all material respects;

              (c) receipt by the Administrative Agent and each of the Lenders of a certificate of the chief financial officer of each of the Borrower and the Parent certifying that no Default exists both before and after giving effect to this Amendment;

              (d) receipt by the Administrative Agent and each of the Lenders of a signed legal opinion of counsel to the Parent, the Borrower and the Borrower's Subsidiaries, in form and substance satisfactory to the Administrative Agent and its counsel; and

              (e) receipt of any other documents or instruments that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of each of the Borrower and the Parent if so requested.

         8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         9. Loan Documents. Each reference in the Loan Agreement or any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

         10. Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in New York.

         11. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 7 above, this Amendment shall be effective as of the date first above written.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment all as of the day and year first above written.


BORROWER:                              TRITEL PCS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


PARENT:                                TRITEL, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

ADMINISTRATIVE AGENT
AND LENDERS:                           TORONTO DOMINION (TEXAS), INC., as
                                       Administrative Agent and Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 1

                                       BARCLAYS BANK PLC, as Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 2

                                       NATIONSBANK, N.A., as Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 3

                                       ABN AMRO BANK N.V., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 4

                                       THE BANK OF NEW YORK, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 5

                                       THE BANK OF NOVA SCOTIA, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 6

                                       THE BANK OF TOKYO-MITSUBISHI
                                       TRUST COMPANY, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 7

                                       CIBC INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 8

                                       THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 9

                                       CREDIT LYONNAIS NEW YORK BRANCH, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 10

                                       DRESDNER BANK AG NEW YORK AND GRAND
                                       CAYMAN BRANCHES, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 11

                                       FIRST UNION NATIONAL BANK, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 12

                                       HELLER FINANCIAL, INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 13

                                       MEESPIERSON CAPITAL CORP., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 14

                                       MERITA BANK PLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 15

                                       PNC BANK NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 16

                                       ROYAL BANK OF CANADA, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 17

                                       SOCIETE GENERALE, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 18

                                     ATHENA CDO, LIMITED, as a Lender

                                     By: Pacific Investment Management Company,
                                         as its Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 19

                                       AG CAPITAL FUNDING PARTNERS, L.P., as a
                                       Lender

                                       By: Angelo, Gordon & Co., L.P. as
                                           Investment Adviser


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 20

                                       BANKBOSTON, N.A., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 21

                                       BDC FINANCE, LLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 22

                                       CAPTIVA III FINANCE LTD., as a Lender
                                       as advised by Pacific Investment
                                       Management Company


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 23

                                       CYPRESSTREE INVESTMENT FUND, LLC, as a
                                       Lender

                                       By: CypressTree Investment Management
                                           Company, Inc., its Managing Member


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 24

                                       DEBT STRATEGIES FUND II, INC., as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 25

                                       DEBT STRATEGIES FUND III, INC., as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 26

                                       DELANO COMPANY, as a Lender

                                       By: Pacific Investment Management
                                           Company, as its Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 27

                                       EATON VANCE SENIOR INCOME TRUST, as a
                                       Lender

                                       By: Eaton Vance Management, as
                                           Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 28

                                       FLOATING RATE PORTFOLIO, as a Lender

                                       By: INVESCO Senior Secured Management,
                                           Inc. as attorney in fact


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 29

                                       FRANKLIN FLOATING RATE TRUST, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 30

                                       KZH CYPRESSTREE-1 LLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 31

                                       MAGNETITE ASSET INVESTORS LLC, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 32

                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       INCOME STRATEGIES PORTFOLIO, as a Lender

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 33

                                       MERRILL LYNCH PRIME RATE PORTFOLIO, as a
                                       Lender

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 34

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 35

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND
                                       II, INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 36

                                       METROPOLITAN LIFE INSURANCE COMPANY, as
                                       a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 37

                                       MORGAN STANLEY DEAN WITTER PRIME INCOME
                                       TRUST, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 38

                                       NATIONAL WESTMINSTER BANK PLC, as a
                                       Lender

                                       By: NatWest Capital Markets Limited,
                                           its Agent

                                       By: Greenwich Capital Markets, Inc.,
                                           its Agent


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 39

                                       NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender

                                       By: CypressTree Investment Management
                                           Company, Inc. as Portfolio Manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 40

                                       PARIBAS CAPITAL FUNDING LLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 41

                                       PILGRIM PRIME RATE TRUST, as a Lender

                                       By: Pilgrim Investments, Inc., as its
                                           investment manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 42

                                       SENIOR DEBT PORTFOLIO, as a Lender

                                       By: Boston Management and Research, as
                                           Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 43

                                       STEIN ROE & FARNHAM, INCORPORATED, as
                                       Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 44

                                       VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                           TRITEL HOLDING CORP. AND TRITEL, INC.
                          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 45